Exhibit 99.1

For Immediate Release:	Contact:Mario J. Gabelli
Chaiman
(914) 921-5043

Kevin Handwerker
Exectuive Vice President
General Counsel
(914) 921-5192

For further information please visit
www.gabelli.com

GAMCO Investors Chief Financial Officer to resign as of July 1, 2015

Rye, New York, April 17, 2015 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) announced today that Robert S. Zuccaro, our Chief Financial Officer, has indicated that he will be resigning as of July 1, 2015.
Mr. Zuccaro originally joined GAMCO in June 1998 and served as Controller, then Chief Financial Officer until 2003.  He was instrumental in helping the company with its initial public offering.
He returned in February 2011 and assumed the role of Chief Financial Officer.  Prior to rejoining us, he was the Chief Financial Officer of Commonwealth Management Partners, LLP, a privately-held investment management company.  Previously, he was Executive Vice President and Chief Accounting Officer with National Financial Partners Corp. Mr. Zuccaro also served in senior financial roles at National Financial Partners, Cybex International, Shearson Lehman Brothers and began his career with the international accounting firm of Ernst & Young.   Mr. Zuccaro received a B.S. in Accounting from C.W. Post College and is a certified public accountant.
Mario J. Gabelli indicated that “Bob has served us well as our Chief Financial Officer and he has contributed significantly to our firm.  We are delighted that he will assist us in finding a replacement for himself as well as serve with us as a consultant through the end of 2015.”
GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.), mutual funds and closed-end funds (Gabelli Funds, LLC), and partnerships and offshore funds (Gabelli Securities, Inc.).   As of December 31, 2014, GAMCO had $47.5 billion in assets under management.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

Our disclosure and analysis in this press release that does not present historical information, including statements relating to the Company’s proposed spin-off, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results. Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe. Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors contained in our Form 10-K and other public filings. Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.